Exhibit 99.1



                 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
         NEW YORK CITY TIME, ON               , 1997, UNLESS EXTENDED

                            LETTER OF TRANSMITTAL

                           COUNTRYWIDE CAPITAL III

                            OFFER TO EXCHANGE ITS

       8.05% SUBORDINATED CAPITAL INCOME SECURITIES, SERIES B (SKISSM*)
              (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY),
 WHICH ARE FULLY AND UNCONDITIONALLY GUARANTEED AS TO DISTRIBUTIONS AND OTHER
                                 PAYMENTS BY

                     COUNTRYWIDE CREDIT INDUSTRIES, INC.

 AND WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

                      FOR ANY AND ALL OF ITS OUTSTANDING

      8.05% SUBORDINATED CAPITAL INCOME SECURITIES, SERIES A (SKISSM*)
              (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY),
 WHICH ARE FULLY AND UNCONDITIONALLY GUARANTEED AS TO DISTRIBUTIONS AND OTHER
                                 PAYMENTS BY

                     COUNTRYWIDE CREDIT INDUSTRIES, INC.

                               EXCHANGE AGENT:
                             THE BANK OF NEW YORK

  By Hand or Overnight       By Registered or Certified         By Facsimile:
       Courier:                        Mail:                      (Eligible
                                                              Institutions Only)
                                                               (212) 571-6339
  The Bank of New York          The Bank of New York
   101 Barclay Street            101 Barclay Street
Corporate Trust Services              Floor 7E                   Confirm by
        Window,               New York, New York 10286          telephone to:
     Ground Floor            Attention: Reorganization         (212) 815-2742
New York, New York 10286              Section
Attention:  Reorganization
       Section

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus, dated           ,
1997 (the "Prospectus"), of Countrywide Capital III, a Delaware statutory business trust (the "Trust"), and Countrywide Credit Industries, a Delaware corporation (the "Guarantor"), which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute the Trust's offer
(the "Exchange Offer") to exchange up to $200,000,000 aggregate liquidation amount of its 8.05% Subordinated Capital Income Securities, Series B (the
"New Capital Securities"), for a like liquidation amount of its outstanding 8.05% Subordinated Capital Income Securities, Series A (the "Old Capital Securities"). Capitalized terms used but not defined herein have the same meanings given them in the Prospectus.

    The form and terms of the New Capital Securities will be identical in all material respects to the form and terms of the Old Capital Securities except that (i) the New Capital Securities will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and therefore will not contain terms with respect to transfer restrictions, (ii) the Distribution Rate will not be subject to increase in certain circumstances relating to the timing of the Exchange Offer and (iii) the holders of New Capital Securities will not be entitled to certain rights under the Registration Rights, which rights will terminate when the Exchange Offer is consummated. Any Old Capital Securities not tendered and accepted in the Exchange Offer will remain outstanding and will be entitled to all the rights and preferences, and will be subject to the limitations applicable thereto, under the Declaration (except for those rights relating to the Exchange Offer which terminate upon consummation of the Exchange Offer). Following consummation of the Exchange Offer, the holders of the Old Capital Securities will not be entitled to any increase in the Distribution Rate thereon and will continue to be subject to any existing restrictions upon transfer thereof, and none of the Company, CHL and the Trust will have any further obligation to such holders (other than under certain limited circumstances) to provide for the registration under the Securities Act of the Old Capital Securities held by them.

--------
*     SKIS is a servicemark of Lehman Brothers Inc.


    The term "Expiration Date" means 5:00 p.m., New York City time, on      ,
1997, unless the Exchange Offer is extended, as provided in the Prospectus, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended.

    This Letter of Transmittal is to be completed by holders of Old Capital Securities either (i) if Old Capital Securities are forwarded herewith or (ii) if tender of Old Capital Securities is to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at the The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

    Holders of Old Capital Securities whose certificates (the "Certificates") for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities -- Guaranteed Delivery" in the Prospectus. See Instruction 1.

    The term "holder" with respect to the Exchange Offer means any person in whose name Old Capital Securities are registered on the books of the Trust or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Capital Securities must complete this Letter of Transmittal in its entirety.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED, QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.


    List below the Old Capital Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Liquidation Amounts should be listed on a separate signed schedule affixed hereto.

                                  BOX 1

--------------------------------------------------------------------------------
                DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
--------------------------------------------------------------------------------
                                            LIQUIDATION
                                           AMOUNT OF OLD
                                             CAPITAL
                                            SECURITIES
                                             TENDERED       NUMBER OF BENEFICIAL
 NAME(S) AND ADDRESS(ES) OF               (IF LIQUIDATION   HOLDERS FOR WHOM OLD
    REGISTERED HOLDER(S)      CERTIFICATE  AMOUNT IS LESS    CAPITAL SECURITIES
     (PLEASE FILL IN)          NUMBER(S)*    THAN ALL)**          ARE HELD
--------------------------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------


                                     TOTAL:
--------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.

** Old Capital Securities may be tendered in whole or in part in denominations of $100,000 liquidation amount and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.

--------------------------------------------------------------------------------

                (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[  ] CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED
     BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD CAPITAL SECURITIES BY BOOK-ENTRY TRANSFER (SEE INSTRUCTION 1)):

     Name of Tendering Institution:
                                   ---------------------------------------------
     DTC Account Number:
                        --------------------------------------------------------
     Transaction Code Number:
                             ---------------------------------------------------


[  ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED
     DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

    Name of Registered Holder(s):
                                 -----------------------------------------------

    Window Ticket Number (if any):
                                   ---------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Institution Which Guaranteed Delivery:
                                                  ------------------------------

    If guaranteed delivery is to be made by book-entry transfer:
                                                                ----------------

    Name of Tendering Institution:
                                   ---------------------------------------------

    DTC Account Number:
                       ---------------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------

[  ] CHECK  HERE  IF OLD  CAPITAL  SECURITIES  TENDERED  BY  BOOK-ENTRY
     TRANSFER BUT NOT EXCHANGED ARE TO BE RETURNED BY CREDITING A DTC ACCOUNT NUMBER SET FORTH ABOVE.

[  ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL
     SECURITIES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
         -----------------------------------------------------------------------
    Address:
            --------------------------------------------------------------------
    Area Code and Telephone Number:
                                   ---------------------------------------------
    Contact Person:
                   -------------------------------------------------------------

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust and the Guarantor the above-described liquidation amount of Old Capital Securities in exchange for a like liquidation amount of New Capital Securities. Subject to and effective upon the acceptance for exchange of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Trust and the Guarantor in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Capital Securities, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Old Capital Securities tendered hereby and to acquire New Capital Securities issuable upon the exchange of such tendered Old Capital Securities, and that, when the same are accepted for exchange, the Trust will acquire good, marketable and unencumbered title to the tendered Old Capital Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, the Trust or the Guarantor to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Capital Securities or to transfer ownership of such Old Capital Securities on the account books maintained by DTC. The undersigned has read and agreed to all of the terms of the Exchange Offer.

     If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tender of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus and in this Letter of Transmittal, and the Trust's and the Guarantor's acceptance for exchange of such tendered Old Capital Securities, will constitute a binding agreement between the undersigned, the Trust and the Guarantor upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Trust and the Guarantor may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name(s) of the undersigned, or in the case of book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

     The undersigned acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "SEC") that the New Capital Securities issued pursuant to the Exchange Offer in exchange for the Old Capital Securities may be offered for resale, resold and otherwise transferred by holders thereof (other than broker-dealers, as set forth below, and any such holder which is an "affiliate" of the Trust within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Capital Securities are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Capital Securities.

      By tendering Old Capital Securities and executing this Letter of Transmittal, the undersigned hereby represents to the Trust, the Guarantor and Countrywide Home Loans, Inc., a New York corporation, and a wholly-owned subsidiary of the Guarantor ("CHL"), that (i) the undersigned is not an "affiliate" of the Trust, the Guarantor or CHL, (ii) any New Capital Securities to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities
Act) of such New Capital Securities to be received in the Exchange Offer and
(iv) if the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Capital Securities for its own account in exchange for Old Capital Secutities, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such New Capital Securities. By tendering Old Capital Securities pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Capital Securities which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the SEC to third parties, that (a) such Old Capital Securities held by the broker-dealer are held only as a nominee or (b) such Old Capital Securities were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Capital Securities (provided that by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

      The Trust, the Guarantor and CHL have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Capital Securities received in exchange for Old Capital Securities where such Old Capital Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities for a period ending 90 days after the Registration Statement is declared effective. In that regard, each broker-dealer who acquired Old Capital Securities for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Capital Securities and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Trust, the Guarantor or CHL of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Capital Securities pursuant to the Prospectus until the Trust, the Guarantor and CHL have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to such Participating Broker-Dealer or the Trust, the Guarantor or CHL has given notice that the sale of the New Capital Securities may be resumed, as the case may be.

      All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Old Capital Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.


                                    BOX 2



--------------------------------------------------------------------------------

                         TENDERING HOLDER(S) SIGN HERE

                         (SEE INSTRUCTIONS 2, 5 AND 6)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)
                         Dated:                , 199
                               ----------------     --

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for Old Capital Securities or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 5.

Name (s):
         -----------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

Tax Identification No.:
                       ---------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED - SEE INSTRUCTION 2)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------


Dated:            , 199
      -----------      --
--------------------------------------------------------------------------------

                                    BOX 3

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------
                     PAYOR'S NAME: COUNTRYWIDE CAPITAL III
--------------------------------------------------------------------------------

                              Part I - PLEASE PROVIDE YOUR
                              TIN IN THE BOX AT RIGHT AND    -------------------
                              CERTIFY BY SIGNING AND          SOCIAL SECURITY
                              DATING BELOW                       NUMBER OR
                                                                 EMPLOYER
                                                               IDENTIFICATION
                                                                   NUMBER
--------------------------------------------------------------------------------
        SUBSTITUTE
         FORM W-9

DEPARTMENT OF THE TREASURY Part 2 - Check the box if you are NOT subject to
      INTERNAL REVENUE     back-up withholding under the provisions of Section
         SERVICE           3406  (a)  (1)  (C) of  the  Internal  Revenue  Code
                           because (1) you have not been  notified that you are
                           subject  to  back-up  withholding  as  a  result  of
                           failure to report all  interest  or  dividends,  (2)
                           the Internal Revenue Service has notified you that you are no longer subject to back-up withholding or
                           (3) you are exempt.
                                                                   [  ]

--------------------------------------------------------------------------------
    PAYOR'S REQUEST FOR
         TAXPAYER
IDENTIFICATION NUMBER (TIN)

                           CERTIFICATE -- UNDER THE PENALTIES        PART 3
                           OF PERJURY, I CERTIFY THAT THE           CHECK IF
                           INFORMATION PROVIDED ON THIS FORM      AWAITING TIN
                           IS TRUE, CORRECT AND COMPLETE.             [  ]

                           SIGNATURE              DATE
                                    -------------     -----------
--------------------------------------------------------------------------------


                BOX 4                                    BOX 5

---------------------------------------  ---------------------------------------

    SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 5 AND 6)              (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if certificates       To be completed ONLY if certificates
for Old Capital Securities in a            for Old Capital Securities in a
liquidation amount not tendered, or        liquidation amount not tendered, or
New Capital Securities are to be           New Capital Securities, are to be
issued in the name of someone other        delivered to someone other than the
than the person whose signature            person whose signature appears in Box
appears in Box 2.                          2 or to an address other than that
                                           shown in Box 1.

Issue and deliver:                       Deliver:

(check appropriate boxes)                (check appropriate boxes)
[ ] Old Capital Securities not tendered  [ ] Old Capital Securities not tendered

[ ] New Capital Securities, to:          [ ] New Capital Securities, to:

Name                                     Name
    ----------------------------------       ----------------------------------
         (PLEASE TYPE OR PRINT)                     (PLEASE TYPE OR PRINT)

Please complete the Substitute Form      Address
W-9 at Box 3                                    -------------------------------

                                         --------------------------------------
Tax I.D. or Social Security
Number:
       --------------------
---------------------------------------  ---------------------------------------

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------   --------------------------------------
FOR THIS TYPE OF       GIVE THE SOCIAL    FOR THIS TYPE OF    GIVE THE SOCIAL
   ACCOUNT:            SECURITY NUMBER    ACCOUNT:            SECURITY NUMBER
                       OF  --                                 OF --
---------------------------------------   --------------------------------------

1. An individual's     The individual     8. Sole             The owner (4)
   account                                   proprietorship
                                             account

2. Two or more         The actual owner   9. A valid          The legal (Do
   entity individuals  of the account        trust, estate,   not furnish
   (joint account)     or, if combined       or pension trust the identifying
                       funds, any one of                      number of the
                       the individuals                        personal
                       (1)                                    representative or
                                                              trustee unless the
                                                              legal entity
                                                              itself is not
                                                              designated in the
                                                              account title.)(5)

3. Husband and         The actual owner  10. Corporate        The corporation
   wife (joint         of the account        account
   account)            or, if joint
                       funds, either
                       person (1)

4. Custodian           The minor (2)     11. Religious,       The organization
   account of a                              charitable, or
   minor (Uniform                            educational
   Gift to Minors                            organization
   Act)                                      account

5. Adult and minor    The adult or, if   12. Partnership      The partnership
   (joint account)    the minor is the       account held in
                      only contributor,      the name of the
                      the minor (1)          business

6. Account in the     The ward, minor,   13. Association,     The organization
   name of guardian   or incompetent         club, or other
   or committee for   person (3)             tax exempt
   a designated                              organization
   ward, minor, or
   incompetent
   person

7. a.  The usual      The grantor-       14. A broker or      The broker or
   revocable          trustee (1)            registered       nominee
   savings trust                             nominee
   account (grantor
   is also trustee)

b. So-called trust    The actual owner   15. Account with     The public entity
   account that is    (1)                    the Department
   not a legal or                            of Agriculture
   valid trust                               in the name of
   under State law                           a public entity
                                             (such as a
                                             State or local
                                             government,
                                             school
                                             district, or
                                             prison) that
                                             receives
                                             agricultural
                                             program payments

---------------------------------------   --------------------------------------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.



           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup with-holding on ALL payments include the following:

  --   A corporation.

  --   A financial institution.

  -- An organization exempt from tax under section 501(a), or an individual retirement plan.

  --   The United States or any agency or instrumentality thereof.

  -- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  -- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  --   An international organization or any agency or instrumentality thereof.

  -- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  --   A real estate investment trust.

  --   A common trust fund operated by a bank under section 584(a).

  -- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(I).

  -- An entity registered at all times under the Investment Company Act of 1940.

  --   A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  --   Payments to nonresident aliens subject to withholding under section 1441.

  -- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  -- Payments of patronage dividends where the amount received is not paid in money.

  --   Payments made by certain foreign organizations.

  --   Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

  -- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  -- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  --   Payments described in section 6049(b)(5) to nonresident aliens.

  --   Payments on tax-free covenant bonds under section 1451.

  --   Payments made by certain foreign organizations.

  --   Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMA-TION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFOR-MATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                            OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer - Procedures for Tendering Old Capital Securities" in the Prospectus. Certificates for Old Capital Securities being tendered, or timely confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile therof), properly completed and duly executed, with any required siganture guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Old Capital Securities may be tendered in whole or in part in the liquidation amount of $100,000 (100 Old Capital Securities) and integral multiples of $1,000 in excess thereof; provided that, if any Old Capital Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Old Capital Securities) or any integral multiple of $1,000 in excess thereof.

    Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities -- Guaranteed Delivery" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Trust and the Guarantor, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSUME DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. CERTIFICATES AND THIS LETTER OF TRANSMITTAL SHOULD NOT BE SENT TO THE TRUST OR THE GUARANTOR. TENDERING HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Capital Securities for exchange.

    2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

            (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

            (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

            In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal.

    3. INADEQUATE SPACE. If the space provided in the box entitled
"Description of Old Capital Securities Tendered" is inadequate, the Certificate number(s) and/or liquidation amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

    4. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Capital Securities will be accepted in only in the liquidation amount of $100,000 (100 Old Capital Securities) and integral multiples of $1,000 in excess thereof, provided that any Old Capital Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Old Capital Securities) or any integral multiple of $1,000 in excess thereof. If fewer than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered; fill in the liquidation amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered (if liquidation amount is less than all)." In such case, new Certificate(s) for the remainder of the Old Capital Securities that were evidenced by such old Certificate(s) will only be sent to the holder of Old Capital Securities, promptly after the Expiration Date. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate liquidation amount of Old Capital Securities to be withdrawn, and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

       All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Trust and the Guarantor, in their sole discretion, whose determination shall be final and binding on all parties. None of the Trust, the Guarantor, any affiliate or assign of the Trust or the Guarantor or the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Old Capital Securities tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Old Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Trust and the Guarantor, in their sole discretion, of such persons' authority to so act.

      When this Letter of Transmittal is signed by the registered owner(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

      6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail, or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

      7. IRREGULARITIES. The Trust and the Guarantor will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Trust and the Guarantor reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Trust and the Guarantor, be unlawful. The Trust and the Guarantor also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or nor similar conditions or irregularities are waived in the case of other holders. The Trust's and the Guarantor's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Trust, the Guarantor, any affiliate or assign of the Trust or the Guarantor or the Exchange Agent nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

      8.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.
Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

      9.  31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under the U.S.
federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or the payee to a $50 penalty. In addition, payments to such holders or other payees with respect to New Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

      The box in Part 3 of Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" above for additional guidance on which number to report.

      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" above for additional guidance on which holders are exempt from backup withholding.

      Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

      11. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.